[GRAPHIC]

February 28, 2003

--------------------------------------------------------------------------------
                                         Semiannual
       Oppenheimer                         Report
                                           ------
       Developing Markets                Management
       Fund                             Commentaries

--------------------------------------------------------------------------------

Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

"Our thematic approach focuses on individual companies in developing and emerging markets, poised to benefit from sweeping global growth trends such as mass affluence, restructuring and new technology. From our experience, these shareholder-oriented businesses have substantial barriers to entry and attractive valuations that we believe suggest returns exceeding their cost of capital."

                                     [LOGO]
                              Oppenheimer Funds(R)
                            The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Developing Markets Fund aggressively seeks capital appreciation.

Fund Highlight
The Fund's Class A shares earned an overall 5-star Morningstar Rating,(TM) the highest possible, among diversified emerging markets funds for the combined periods ended February 28, 2003. 1

    CONTENTS

 1    Letter to Shareholders

 2    An Interview
      with Your Fund's
      Manager

 8    Financial
      Statements

27    Trustees and Officers


Cumulative Total Returns*

          For the 6-Month Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    -6.40%      -11.78%
---------------------------------
Class B    -6.75       -11.38
---------------------------------
Class C    -6.72        -7.64
---------------------------------
Class N    -6.47        -7.39
---------------------------------

Average Annual Total Returns*
          For the 1-Year Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -13.13%      -18.12%
---------------------------------
Class B   -13.81       -18.08
---------------------------------
Class C   -13.81       -14.66
---------------------------------
Class N   -13.29       -14.14

1. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and 10-year (if applicable) Morningstar Rating metrics. Oppenheimer Developing Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods ended 2/28/03: 137 funds in the last three years, and 114 funds in the last five years. With respect to these Diversified Emerging Markets funds, Oppenheimer Developing Markets Fund received a Morningstar Rating of 4 stars for the three-year period, and 5 stars for five-year period, respectively. Past performance is no guarantee of future results.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
John V. Murphy
February 28, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

[PHOTO]
John V. Murphy
President
Oppenheimer
Developing Markets Fund

1  |  OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q

How did Oppenheimer Developing Markets Fund perform during the six-month period that ended February 28, 2003?
A. At a time when market volatility and risk perception reached extreme levels, the Fund moved modestly lower, and was somewhat off pace with its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. 2 However, as we have mentioned in previous reports, any similarity is coincidental since the composition of the Fund's portfolio typically varies from that of the index.
   Regardless of short-term comparisons, our primary consideration continues to be absolute long-term return. For that reason, the Fund's longer-term track record versus its peers provides a more relevant contrast. The Fund's Class A shares ranked #3/117 among emerging markets funds ranked by Lipper, Inc. for the five-year period ended February 28, 2003. 3

What was behind the volatility in developing markets?
Geopolitical tensions, namely the possibility of war with Iraq and North Korea's threat of nuclear capabilities, proved unsettling to emerging markets. Against this backdrop of uncertainty, both oil and commodity prices rose substantially, weighing heavily on the already sluggish global economy. Meanwhile, Brazil and South Korea, two of our largest country weightings, faced pressures of their own that resulted in significant near-term declines. The election in Brazil of a leftist president perceived to be anti-business triggered a sell-off during the period. In actuality, the new government has been surprisingly pragmatic and sensible in its approach to economic policy, so far. And while South Korea struggled in the wake of North

[SIDEBAR]
Portfolio Manager
Rajeev Bhaman


2. The Fund's performance is compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged index of equity securities of issuers in 25 developing markets, which for the six-month period ended 2/28/03 had a return of -4.91%.
3. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked #70/193 among emerging markets funds ranked by Lipper, Inc., for the one-year period ended 2/28/03. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

2  |  OPPENHEIMER DEVELOPING MARKETS FUND

Korea's posturing, a worse-than-expected outlook for semiconductor equipment manufacturing and rising credit defaults contributed to its malaise.
   Heightened risk spreads have temporarily inflated the rate at which we discount these and other emerging economies. Our thematic approach focuses on individual companies in developing and emerging markets, poised to benefit from sweeping global growth trends such as mass affluence, restructuring and new technology. From our experience, these shareholder-oriented businesses have substantial barriers to entry and attractive valuations that suggest returns that should exceed their cost of capital.

In light of the uncertainty, how did you navigate the Fund?
This is an opportunity-oriented fund and as such we aim to take a proactive stance regarding risk. The primary aspect of our risk management is diversification by country as well as by business area. Beyond that, we strive to maintain a contrarian approach. In other words, we look to buy on weakness and sell into strength, while using volatility to build and increase positions in which we are most confident.
   To that end, we aggressively capitalized on market pullbacks during the period to add to existing holdings, as well as initiate new positions in franchise South Korean companies. However, because it is impossible to time a market bottom, the Fund suffered near-term losses as several of these positions experienced further declines. Nevertheless, we believe we are building a base for opportunity on the other side of what has been a dramatic slowdown in the global economy.

[SIDEBAR]
"The primary aspect of our risk management is diversification by country as well as by business area."

3  |  OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Which holdings provided the most interesting opportunities?
We continue to find compelling opportunities in stocks we have held for some time. For example, although Brazilian aircraft manufacturer Empresa Brasiliera de Aeronautica SA (Embraer) fell on concerns over weakness in the U.S. airline industry, we believe a move toward lower-cost structures will spur demand for its smaller regional jets. 4 Elsewhere, India-based oil refiner Bharat Petroleum Corp. Ltd. (BPCL) retreated as efforts to privatize the company hit a temporary snag. Ultimately, in our view, privatization will occur and BPCL should benefit. Meanwhile, leading South Korean shipbuilder Hyundai Heavy Industries Co. Ltd. continued to experience a difficult operating environment, but should respond favorably to the current turnaround in shipping prices.
   We attempt to address risk through diversification, careful stock selection and active portfolio management. It is important to remember that investing in foreign securities poses additional risks, such as currency fluctuations and higher expenses. Emerging markets are particularly volatile.

Going forward, what is your outlook for the Fund?
We continue to be excited about finding uncommon values as equity prices reach levels not seen in nearly five years. Despite these opportunities, investing in emerging markets takes a long-term perspective and considerable patience. As we continue in our pursuit to buy good companies in good businesses at good prices, Oppenheimer Developing Markets Fund remains an important part of The Right Way to Invest.


Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/03 5

Class A                    Since
1-Year       5-Year    Inception
--------------------------------
-25.48%      0.20%       4.10%

Class B                    Since
1-Year       5-Year    Inception
--------------------------------
-25.43%      0.27%       4.33%

Class C                    Since
1-Year       5-Year    Inception
--------------------------------
-22.30%      0.62%       4.27%

Class N                    Since
1-Year       5-Year    Inception
--------------------------------
-21.83%      N/A       -10.56%

4. The Fund's holdings and allocations are subject to change.
5. See Notes on page 6 for further details.

4  |  OPPENHEIMER DEVELOPING MARKETS FUND

Top Ten Common Stock Holdings 7
-------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                         3.6%
-------------------------------------------------------------------
LG Home Shopping, Inc.                                         3.4
-------------------------------------------------------------------
Bharat Petroleum Corp. Ltd.                                    3.3
-------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA (Embraer), Preference     3.2
-------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                              3.1
-------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                                 3.0
-------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                               2.7
-------------------------------------------------------------------
Pliva d.d., GDR                                                2.6
-------------------------------------------------------------------
ITC Ltd.                                                       2.3
-------------------------------------------------------------------
Grupo Financiero Banorte SA de CV                              2.3

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings 6
-------------------------------------------------------------------
India                                                         22.6%
-------------------------------------------------------------------
Korea, Republic of South                                      12.8
-------------------------------------------------------------------
Mexico                                                        11.6
-------------------------------------------------------------------
Brazil                                                        10.2
-------------------------------------------------------------------
Taiwan                                                         6.7
-------------------------------------------------------------------
Hong Kong                                                      4.3
-------------------------------------------------------------------
Singapore                                                      4.1
-------------------------------------------------------------------
United States                                                  3.7
-------------------------------------------------------------------
Turkey                                                         3.4
-------------------------------------------------------------------
Egypt                                                          2.9


Regional Allocation 6
[PIE CHART]

o Asia            56.1%
o Latin
   America        21.8
o Middle East/
   Africa          9.9
o Europe           5.2
o US/Canada        3.7
o Emerging
   Europe          3.3

6. Portfolio is subject to change. Percentages are as of February 28, 2003, and are based on total market value of investments.
7. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on net assets.

5  |  OPPENHEIMER DEVELOPING MARKETS FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

6  |  OPPENHEIMER DEVELOPING MARKETS FUND

                                                            Financial Statements
                                                                      Pages 8-26

7  |  OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  February 28, 2003 / Unaudited

                                                       Market Value
                                             Shares      See Note 1
-------------------------------------------------------------------
 Common Stocks--96.9%
-------------------------------------------------------------------
 Consumer Discretionary--21.2%
-------------------------------------------------------------------
 Hotels, Restaurants & Leisure--5.0%
 Danubius Hotel
 & Spa Rt                                   197,775    $  3,149,353
-------------------------------------------------------------------
 Greek Organization
 of Football
 Prognostics                                391,000       3,666,352
-------------------------------------------------------------------
 Hongkong &
 Shanghai Hotels
 Ltd. (The)                              11,850,000       5,621,803
-------------------------------------------------------------------
 Intralot SA                                320,000       4,794,054
-------------------------------------------------------------------
 Jollibee Foods Corp.                    17,999,990       5,116,916
                                                       -------------
                                                         22,348,478

-------------------------------------------------------------------
 Household Durables--2.2%
 Corporacion GEO SA
 de CV, Series B 1,2                      5,273,000      10,024,660
-------------------------------------------------------------------
 Internet & Catalog Retail--3.4%
 LG Home
 Shopping, Inc.                             235,000      15,513,760
-------------------------------------------------------------------
 Media--8.8%
 Grupo Televisa SA,
 Sponsored GDR 1                            505,000      12,210,900
-------------------------------------------------------------------
 Hurriyet Gazetecilik
 ve Matbaacilik AS                      755,000,000       2,080,801
-------------------------------------------------------------------
 Shaw Brothers Ltd.
 (Hong Kong)                              4,500,000       4,269,723
-------------------------------------------------------------------
 Singapore Press
 Holdings Ltd.                              738,000       7,722,861
-------------------------------------------------------------------
 Television
 Broadcasts Ltd.                          2,040,000       6,212,255
-------------------------------------------------------------------
 Zee Telefilms Ltd.                       4,100,000       7,225,428
                                                       -------------
                                                         39,721,968

-------------------------------------------------------------------
 Multiline Retail--1.1%
 Lojas Americanas
 SA, Preference                       2,122,357,600       4,965,449
-------------------------------------------------------------------
 Specialty Retail--0.7%
 Courts (Singapore)
 Ltd. 2,3                                11,200,000       3,155,474
-------------------------------------------------------------------
 Consumer Staples--13.6%
-------------------------------------------------------------------
 Beverages--3.5%
 Coca-Cola FEMSA
 SA, Sponsored ADR                          200,000       3,618,000
-------------------------------------------------------------------
 Companhia de
 Bebidas das
 Americas, ADR                              400,000       5,560,000

                                                       Market Value
                                             Shares      See Note 1
-------------------------------------------------------------------
 Beverages Continued
 Serm Suk
 Public Co. Ltd.                            858,200   $   3,971,569
-------------------------------------------------------------------
 United Breweries
 Holdings Ltd. 1,2,3                      1,771,936         741,637
-------------------------------------------------------------------
 United Breweries
 Ltd. 1,2                                 1,118,789       2,083,133
                                                       -------------
                                                         15,974,339

-------------------------------------------------------------------
 Food & Drug Retailing--4.4%
 Dairy Farm
 International
 Holdings Ltd.                            6,884,500       7,228,725
-------------------------------------------------------------------
 Jeronimo Martins
 & Filho SA 1                               530,000       3,553,076
-------------------------------------------------------------------
 President Chain
 Store Corp.                              5,000,000       7,553,957
-------------------------------------------------------------------
 PT Hero
 Supermarket Tbk 1,3                     13,531,400       1,370,885
                                                       -------------
                                                         19,706,643

-------------------------------------------------------------------
 Food Products--0.9%
 Sadia SA, Preference                    11,370,000       3,918,492
-------------------------------------------------------------------
 Personal Products--1.5%
 Amore Pacific Corp.                         90,000       6,861,308
-------------------------------------------------------------------
 Tobacco--3.3%
 Eastern
 Tobacco Co. 3                              450,000       4,439,462
-------------------------------------------------------------------
 ITC Ltd.                                   775,000      10,559,609
                                                       -------------
                                                         14,999,071

-------------------------------------------------------------------
 Energy--4.8%
-------------------------------------------------------------------
 Oil & Gas--4.8%
 Bharat Petroleum
 Corp. Ltd.                               3,219,920      15,128,524
-------------------------------------------------------------------
 SK Corp.                                   620,000       6,544,632
                                                       -------------
                                                         21,673,156

-------------------------------------------------------------------
 Financials--23.2%
-------------------------------------------------------------------
 Banks--6.7%
 Commercial
 International Bank,
 Sponsored GDR 4                            900,000       5,400,000
-------------------------------------------------------------------
 Commercial
 International Bank,
 Sponsored GDR                              150,000         900,000
-------------------------------------------------------------------
 Grupo Financiero
 Banorte SA de CV                         4,500,000      10,552,224

8  |  OPPENHEIMER DEVELOPING MARKETS FUND

                                                       Market Value
                                             Shares      See Note 1
-------------------------------------------------------------------
 Banks Continued
 Grupo Financiero
 Inbursa SA de CV 1                      11,000,000   $   8,109,920
-------------------------------------------------------------------
 Tisco Finance
 Public Co. Ltd. 1                        6,499,980       2,856,132
-------------------------------------------------------------------
 Uniao de Bancos
 Brasileiros SA
 (Unibanco),
 Sponsored ADR                              197,000       2,235,950
                                                       -------------
                                                         30,054,226

-------------------------------------------------------------------
 Diversified Financials--11.9%
 Fubon Financial
 Holding Co. Ltd.,
 GDR                                      1,000,000       8,350,000
-------------------------------------------------------------------
 Haci Omer
 Sabanci Holding
 AS, ADR 3                               10,000,000       6,000,000
-------------------------------------------------------------------
 Hong Kong
 Exchanges &
 Clearing Ltd.                            2,460,000       2,870,331
-------------------------------------------------------------------
 Housing
 Development
 Finance Corp. Ltd.                       2,082,400      16,383,090
-------------------------------------------------------------------
 ICICI Bank Ltd.,
 Sponsored ADR                            1,911,225      13,588,810
-------------------------------------------------------------------
 Kiatnakin Finance
 Public Co. Ltd.                          2,999,920       1,893,137
-------------------------------------------------------------------
 Kotak Mahindra
 Finance Ltd.                             1,297,700       4,651,464
                                                       -------------
                                                         53,736,832

--------------------------------------------------------------------
 Insurance--2.9%
 Aksigorta AS                         2,000,000,000       7,015,344
--------------------------------------------------------------------
 Sanlam Ltd.                              7,100,000       6,250,387
                                                       -------------
                                                         13,265,731

-------------------------------------------------------------------
 Real Estate--1.7%
 Brazil Realty SA
 Empreendimentos
 e Participacoes 1,2,3                       28,000          19,613
-------------------------------------------------------------------
 Brazil Realty SA,
 GDR 1,2,4                                  435,720       3,267,900
-------------------------------------------------------------------
 G. Accion SA de CV,
 Series B 1,3                             5,000,000       2,264,329
-------------------------------------------------------------------
 Medinet Nasr
 for Housing &
 Development Co. 3                          600,018       2,083,650
                                                       -------------
                                                          7,635,492

                                                       Market Value
                                             Shares      See Note 1
--------------------------------------------------------------------
 Health Care--7.5%
--------------------------------------------------------------------
 Health Care Providers & Services--1.1%
 Grupo Casa Saba
 SA de CV,
 Sponsored ADR 1                            481,700   $   4,865,170
-------------------------------------------------------------------
 Pharmaceuticals--6.4%
 Dr. Reddy's
 Laboratories Ltd.                          421,000       7,745,199
-------------------------------------------------------------------
 Dr. Reddy's Laboratories Ltd.,
 Sponsored ADR                              225,000       4,104,000
-------------------------------------------------------------------
 Pliva d.d., GDR 4                          920,000      11,546,000
-------------------------------------------------------------------
 Sun Pharmaceutical
 Industries Ltd.                            969,321       5,695,129
                                                       -------------
                                                         29,090,328

-------------------------------------------------------------------
 Industrials--6.8%
-------------------------------------------------------------------
 Aerospace & Defense--3.2%
 Empresa Brasileira
 de Aeronautica
 SA (Embraer),
 Preference                               5,673,000      14,607,697
-------------------------------------------------------------------
 Air Freight & Couriers--0.5%
 Sinotrans Ltd. 1                         6,900,000       1,990,614
-------------------------------------------------------------------
 Machinery--3.1%
 Hyundai Heavy
 Industries Co. Ltd. 1                      899,000      13,857,999
-------------------------------------------------------------------
 Information Technology--7.2%
-------------------------------------------------------------------
 Computers & Peripherals--1.1%
 Lite-On
 Technology Corp.                         4,099,350       4,801,253
--------------------------------------------------------------------
 Electronic Equipment & Instruments--2.0%
 Synnex Technology
 International Corp.                      6,500,000       9,090,648
--------------------------------------------------------------------
 IT Consulting & Services--0.9%
 NIIT Ltd.                                1,525,000       4,338,403
--------------------------------------------------------------------
 Semiconductor Equipment & Products--1.4%
 PKL Corp. 1,2                            1,815,000       6,158,212
-------------------------------------------------------------------
 Software--1.8%
 Amdocs Ltd. 1                              630,000       8,271,900
-------------------------------------------------------------------
 Materials--4.8%
-------------------------------------------------------------------
 Chemicals--1.6%
 Asian Paints Ltd.
 (India)                                  1,125,000       7,455,943
-------------------------------------------------------------------
 Metals & Mining--3.2%
 Antofagasta plc                            550,000       5,327,776
-------------------------------------------------------------------
 PT Aneka
 Tambang Tbk 2                          100,000,000       9,005,459
                                                       -------------
                                                          4,333,235

9  |  OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       Market Value
                                             Shares      See Note 1
--------------------------------------------------------------------
 Telecommunication Services--4.1%
--------------------------------------------------------------------
 Diversified Telecommunication Services--2.3%
 Portugal
 Telecom SA                                 327,700   $   2,101,511
--------------------------------------------------------------------
 Portugal Telecom
 SA, Sponsored ADR                          565,000       3,587,750
-------------------------------------------------------------------
 Tele Norte Leste
 Participacoes SA
 (Telemar)                              513,344,345       2,437,990
-------------------------------------------------------------------
 Tele Norte Leste
 Participacoes SA
 (Telemar),
 Preference                               5,670,000          37,620
-------------------------------------------------------------------
 Telemar Norte
 Leste SA, Preference                   149,680,154       1,421,311
-------------------------------------------------------------------
 Videsh Sanchar
 Nigam Ltd.                                  87,924         165,555
-------------------------------------------------------------------
 Videsh Sanchar
 Nigam Ltd.,
 Sponsored ADR                              200,000         742,000
                                                       -------------
                                                         10,493,737

--------------------------------------------------------------------
 Wireless Telecommunication Services--1.8%
 SK Telecom Co. Ltd.                         37,000       5,114,565
--------------------------------------------------------------------
 SK Telecom Co.
 Ltd., ADR                                  200,000       3,078,000
                                                       -------------
                                                          8,192,565

--------------------------------------------------------------------
 Utilities--3.7%
--------------------------------------------------------------------
 Electric Utilities--3.1%
 Companhia
 Energetica de Minas
 Gerais, Preference                     469,669,654       2,980,672
--------------------------------------------------------------------
 Companhia Paranaense
 Energia, Sponsored
 ADR, B Shares,
 Preference                                 600,700       1,345,568
-------------------------------------------------------------------
 Solidere, GDR 1, 3                       1,980,400       9,604,940
-------------------------------------------------------------------
 Solidere, GDR 1                              3,000          14,550
                                                       -------------
                                                         13,945,730

--------------------------------------------------------------------
 Water Utilities--0.6%
 Companhia de
 Saneamento Basico
 do Estado de
 Sao Paulo                               30,909,800         647,815

                                                       Market Value
                                             Shares      See Note 1
--------------------------------------------------------------------
 Water Utilities Continued
 Companhia de
 Saneamento Basico
 do Estado de Sao
 Paulo, ADR                                 400,000   $   2,144,000
                                                       -------------
                                                          2,791,815
                                                       -------------
 Total Common Stocks
 (Cost $481,878,144)                                    437,840,328

--------------------------------------------------------------------
 Preferred Stocks--0.0%
 Sun Pharmaceutical
 Industries Ltd.,
 6% Cum. 1
 (Cost $41,055)                           1,768,000          44,511

                                          Principal
                                             Amount
--------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--0.1%
 Impsat Fiber
 Networks, Inc.,
 13.75% Sr. Nts.,
 2/15/05 1, 3, 5
 (Cost $6,153,750)                     $  9,000,000         405,000

--------------------------------------------------------------------
 Joint Repurchase Agreements--1.8%
 Undivided interest of 1.79% in joint repurchase
 agreement (Market Value $439,794,000) with Zion
 Bank/Capital Markets Group, 1.31%, dated
 2/28/03, to be repurchased at $7,874,860 on
 3/3/03, collateralized by U.S. Treasury Bonds,
 6.25%, 5/15/30, with a value of $122,719,000
 and U.S. Treasury Nts., 4.875%--7%,
 7/15/06--2/15/12, with a value of
 $327,219,210
 (Cost $7,874,000)                        7,874,000       7,874,000
--------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $495,946,949)                           98.8%    446,163,839
--------------------------------------------------------------------
 Other Assets
 Net of Liabilities                             1.2       5,555,644
                                       -----------------------------
 Net Assets                                   100.0%  $ 451,719,483
                                       =============================

10  |  OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of February 28, 2003 amounts to 34,456,088. Transactions during the period in which the issuer was an affiliate are as follows:

                              Shares                                        Shares     Unrealized
                          August 31,         Gross           Gross    February 28,      Appreciation      Dividend     Realized
                                2002     Additions      Reductions            2003    (Depreciation)        Income         Gain
-------------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Brazil Realty SA
Empreendimentos
e Participacoes               28,000            --              --          28,000      $    (7,210)      $     --       $   --
Brazil Realty SA, GDR        435,720            --              --         435,720       (2,795,819)            --           --
Corporacion GEO
SA de CV, Series B         5,218,000        55,000              --       5,273,000          261,566             --           --
Courts
(Singapore) Ltd.          10,877,000       323,000              --      11,200,000       (1,187,836)        27,661           --
Medinet Nasr
for Housing &
Development Co.*             539,032        60,986              --         600,018               --        232,717           --
PKL Corp.                         --     3,234,830**     1,419,830       1,815,000           83,579             --           --
PT Aneka
Tambang Tbk               99,100,000    10,500,000       9,600,000     100,000,000        3,232,149        471,664        9,099
PT Hero
Supermarket Tbk*          13,531,400            --              --      13,531,400               --             --           --
United Breweries
Holdings Ltd.              1,953,227       600,000         781,291**     1,771,936       (2,018,887)            --           --
United
Breweries Ltd.                    --     1,118,789**          --         1,118,789         (391,604)            --           --
                                                                                     ------------------------------------------
                                                                                        $(2,824,062)      $732,042       $9,099
                                                                                     ==========================================

*Not an affiliate as of February 28, 2003.
**PKL Corp. is the result of a conversion of United Breweries Holdings Ltd. (formerly known as Kingfisher Properties & Holdings Ltd.). United Breweries Ltd. is the result of a spin off from United Breweries Holdings Ltd.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,213,900 or 4.47% of the Fund's net assets as of February 28, 2003.
5. Issuer is in default.

 Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographic Diversification            Market Value                Percent
----------------------------------------------------------------------------
 India                                 $100,652,435                   22.6%
 Korea, Republic of South                57,128,476                   12.8
 Mexico                                  51,645,203                   11.6
 Brazil                                  45,590,077                   10.2
 Taiwan                                  29,795,858                    6.7
 Hong Kong                               18,974,112                    4.3
 Singapore                               18,107,060                    4.1
 United States                           16,550,900                    3.7
 Turkey                                  15,096,145                    3.4
 Egypt                                   12,823,112                    2.9
 Croatia                                 11,546,000                    2.6
 Indonesia                               10,376,344                    2.3

 Geographic Diversification            Market Value                Percent
----------------------------------------------------------------------------
 Lebanon                               $  9,619,490                    2.2%
 Portugal                                 9,242,337                    2.1
 Thailand                                 8,720,838                    2.0
 Greece                                   8,460,406                    1.9
 South Africa                             6,250,387                    1.4
 Great Britain                            5,327,776                    1.2
 Philippines                              5,116,916                    0.9
 Hungary                                  3,149,353                    0.7
 China                                    1,990,614                    0.4
                                       ------------------------------------
 Total                                 $446,163,839                  100.0%
                                       ====================================

See Accompanying Notes to Financial Statements.

11  |  OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 February 28, 2003

-----------------------------------------------------------------------------------
 Assets
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $458,666,799)                           $411,707,751
 Affiliated companies (cost $37,280,150)                                34,456,088
                                                                      -------------
                                                                       446,163,839
-----------------------------------------------------------------------------------
 Cash                                                                      208,730
-----------------------------------------------------------------------------------
 Cash--foreign currencies (cost $4,033,492)                              4,038,835
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                      2,213,308
 Interest and dividends                                                  1,573,853
 Investments sold                                                          349,269
 Other                                                                       8,196
                                                                      -------------
 Total assets                                                          454,556,030
-----------------------------------------------------------------------------------
 Liabilities
 Unrealized depreciation on foreign currency contracts                           2
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                   1,337,377
 Shares of beneficial interest redeemed                                  1,007,232
 Distribution and service plan fees                                        182,136
 Transfer and shareholder servicing agent fees                             131,941
 Shareholder reports                                                        92,095
 Trustees' compensation                                                     45,858
 Other                                                                      39,906
                                                                      -------------
 Total liabilities                                                       2,836,547

-----------------------------------------------------------------------------------
 Net Assets                                                           $451,719,483
                                                                      =============

-----------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                      $530,612,720
-----------------------------------------------------------------------------------
 Overdistributed net investment income                                  (4,015,747)
-----------------------------------------------------------------------------------
 Accumulated net realized loss
 on investments and foreign currency transactions                      (25,077,583)
-----------------------------------------------------------------------------------
 Net unrealized depreciation on investments and
 translation of assets and liabilities
 denominated in foreign currencies                                     (49,799,907)
                                                                      -------------
 Net Assets                                                           $451,719,483
                                                                      =============

12  |  OPPENHEIMER DEVELOPING MARKETS FUND

-------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based
 on net assets of $340,005,287 and 27,465,899 shares of
 beneficial interest outstanding)                            $12.38
 Maximum offering price per share (net asset value plus
 sales charge of 5.75% of offering price)                    $13.13
-------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net assets of
 $58,303,692 and 4,728,992 shares of beneficial
 interest outstanding)                                       $12.33
-------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net assets of
 $49,657,670 and 4,056,451 shares of beneficial
 interest outstanding)                                       $12.24
-------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net assets of
 $3,752,834 and 305,488 shares of beneficial interest
 outstanding)                                                $12.28

 See accompanying Notes to Financial Statements.

13  |  OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended February 28, 2003

-----------------------------------------------------------------------------------
 Investment Income
 Dividends:
 Unaffiliated companies (net of foreign withholding
 taxes of $805,752)                                                   $  4,423,856
 Affiliated companies (net of foreign withholding
 taxes of $91,037)                                                         732,042
 -----------------------------------------------------------------------------------
 Interest                                                                  156,886
                                                                      -------------
 Total investment income                                                 5,312,784

-----------------------------------------------------------------------------------
 Expenses

 Management fees                                                         2,110,880
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   388,539
 Class B                                                                   291,939
 Class C                                                                   233,476
 Class N                                                                     7,345
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   598,930
 Class B                                                                   145,841
 Class C                                                                    84,550
 Class N                                                                     2,796
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                               413,388
-----------------------------------------------------------------------------------
 Shareholder reports                                                        90,112
-----------------------------------------------------------------------------------
 Trustees' compensation                                                     19,643
-----------------------------------------------------------------------------------
 Other                                                                      45,744
                                                                      -------------
 Total expenses                                                          4,433,183
 Less reduction to custodian expenses                                         (429)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class A                                             (77,728)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class B                                             (53,404)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class C                                              (7,880)
                                                                      -------------
 Net expenses                                                            4,293,742

-----------------------------------------------------------------------------------
 Net Investment Income                                                   1,019,042

-----------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized (gain) loss on:
   Unaffiliated companies (net of foreign capital
   gains tax of $62,973)                                                (3,098,030)
   Affiliated companies                                                      9,099
 Foreign currency transactions                                          (2,490,023)
                                                                      -------------
 Net realized loss                                                      (5,578,954)
-----------------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments (net of foreign capital gains
 tax of $307,426)                                                      (23,605,498)
 Translation of assets and liabilities
 denominated in foreign currencies                                      (2,405,933)
                                                                     -------------
 Net change                                                            (26,011,431)
                                                                      -------------
 Net realized and unrealized loss                                      (31,590,385)

-----------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                 $(30,571,343)
                                                                      =============

 See accompanying Notes to Financial Statements.

14  |  OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Six Months             Year
                                                                        Ended            Ended
                                                            February 28, 2003       August 31,
                                                                  (Unaudited)             2002
-----------------------------------------------------------------------------------------------
 Operations
 Net investment income                                           $  1,019,042     $  5,915,150
-----------------------------------------------------------------------------------------------
 Net realized loss                                                 (5,578,954)     (10,082,312)
-----------------------------------------------------------------------------------------------
 Net change in unrealized
 appreciation (depreciation)                                      (26,011,431)       3,810,385
                                                                 ------------------------------
 Net decrease in net assets resulting
 from operations                                                  (30,571,343)        (356,777)

-----------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                           (5,036,103)      (2,829,231)
 Class B                                                             (444,217)        (317,608)
 Class C                                                             (484,074)        (190,847)
 Class N                                                              (56,763)          (1,342)

-----------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                           30,738,120      173,089,553
 Class B                                                              (47,432)      17,214,907
 Class C                                                            6,628,097       26,983,183
 Class N                                                            2,120,286        1,769,282

----------------------------------------------------------------------------------------------
 Net Assets
 Total increase                                                     2,846,571      215,361,120
-----------------------------------------------------------------------------------------------
 Beginning of period                                              448,872,912      233,511,792
                                                                 ------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $(4,015,747) and $986,368, respectively]   $451,719,483     $448,872,912
                                                                 ==============================

 See accompanying Notes to Financial Statements.

15  |  OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

                                                 Six Months                                                                 Year
                                                      Ended                                                                Ended
                                          February 28, 2003                                                           August 31,
Class A                                         (Unaudited)          2002          2001          2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $ 13.43       $ 12.93       $ 16.85       $ 11.40      $  7.76        $12.82
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .05           .25           .21           .20          .10           .11
 Net realized and unrealized gain (loss)               (.90)          .45         (3.54)         5.37         3.71         (4.62)
                                                     -----------------------------------------------------------------------------
 Total from investment operations                      (.85)          .70         (3.33)         5.57         3.81         (4.51)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.20)         (.20)         (.20)         (.12)        (.10)         (.09)
 Distributions from net realized gain                    --            --          (.39)           --         (.07)         (.46)
                                                     -----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.20)         (.20)         (.59)         (.12)        (.17)         (.55)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.38        $13.43        $12.93        $16.85       $11.40        $ 7.76
                                                     =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                   (6.40)%        5.44%       (20.08)%       49.12%       49.92%       (36.33)%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $340,005      $337,405      $167,178      $114,137      $40,046       $23,663
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $326,018      $257,746      $153,027      $ 77,848      $29,183       $35,864
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                 0.65%         1.91%        1.76%          1.56%        1.11%         0.87%
 Expenses                                              1.85%         1.81%        1.69%          1.96%        2.36%         2.18% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                   1.80%         1.77%        1.69%          1.96%        2.36%         2.18%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  2%           10%          16%            22%          37%           78%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

16  |  OPPENHEIMER DEVELOPING MARKETS FUND

                                                 Six Months                                                                 Year
                                                      Ended                                                                Ended
                                          February 28, 2003                                                           August 31,
Class B                                         (Unaudited)          2002          2001          2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $ 13.32       $ 12.82       $ 16.70       $ 11.30      $  7.69        $12.73
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                          (.01)          .15           .12           .11          .04           .01
 Net realized and unrealized gain (loss)               (.89)          .44         (3.53)         5.33         3.68         (4.57)
                                                    --------------------------------------------------------------------------------
 Total from investment operations                      (.90)          .59         (3.41)         5.44         3.72         (4.56)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.09)         (.09)         (.08)         (.04)        (.04)         (.02)
 Distributions from net realized gain                    --            --          (.39)           --         (.07)         (.46)
                                                    --------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.09)         (.09)         (.47)         (.04)        (.11)         (.48)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.33        $13.32        $12.82        $16.70       $11.30         $7.69
                                                    ================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                   (6.75)%        4.61%       (20.67)%       48.20%       48.81%       (36.85)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $58,304       $63,005       $45,393       $48,146      $21,028       $12,788
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $58,845       $54,744       $48,135       $37,333      $16,430       $18,673
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                         (0.09)%        1.14%         0.92%         0.78%        0.37%         0.07%
 Expenses                                              2.74%         2.58%         2.46%         2.72%        3.10%         2.95% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                   2.56%         2.54%         2.46%         2.72%        3.10%         2.95%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  2%           10%           16%           22%          37%           78%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS  Continued

                                                 Six Months                                                                 Year
                                                      Ended                                                                Ended
                                          February 28, 2003                                                           August 31,
Class C                                         (Unaudited)          2002          2001          2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $ 13.25       $ 12.78       $ 16.68       $ 11.31      $  7.68        $12.74
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   --           .17           .12           .09          .04           .02
 Net realized and unrealized gain (loss)               (.89)          .41         (3.52)         5.32         3.69         (4.58)
                                                     ------------------------------------------------------------------------------
 Total from investment operations                      (.89)          .58         (3.40)         5.41         3.73         (4.56)
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.12)         (.11)         (.11)         (.04)        (.03)         (.04)
 Distributions from net realized gain                    --            --          (.39)           --         (.07)         (.46)
                                                     ------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.12)         (.11)         (.50)         (.04)        (.10)         (.50)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.24        $13.25        $12.78        $16.68       $11.31         $7.68
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                   (6.72)%        4.54%       (20.68)%       47.93%       48.98%       (36.88)%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $49,658       $46,722       $20,864       $16,363       $5,064        $3,061
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $47,098       $33,334       $19,646       $10,230       $4,022        $4,206
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                         (0.09)%        1.15%         0.94%         0.82%        0.41%         0.24%
 Expenses                                              2.60%         2.57%         2.46%         2.71%        3.08%         2.95% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                   2.57%         2.53%         2.46%         2.71%        3.08%         2.95%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  2%           10%           16%           22%          37%           78%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER DEVELOPING MARKETS FUND

                                                 Six Months                        Year
                                                      Ended                       Ended
                                          February 28, 2003                  August 31,
Class N                                         (Unaudited)          2002        2001 1
-----------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $ 13.36       $ 12.91       $ 15.26
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .08           .32           .05
 Net realized and unrealized gain (loss)               (.94)          .34         (2.40)
                                                    -------------------------------------
 Total from investment operations                      (.86)          .66         (2.35)
-----------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                  (.22)         (.21)           --
 Distributions from net realized gain                    --            --            --
                                                    -------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.22)         (.21)           --
-----------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.28        $13.36        $12.91
                                                     ====================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                   (6.47)%        5.13%       (15.40)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)            $3,753        $1,741           $77
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $2,973        $  686           $35
-----------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                 0.76%         1.68%         1.63%
 Expenses                                              1.93%         2.04%         1.96%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees        1.93%         2.00%         1.96%
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                                  2%           10%           16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of February 28, 2003, securities with an aggregate market value of $405,000, representing 0.09% of the Fund's net assets, were in default.

20  |  OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $24,856,682. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of August 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              --------------------------
                              2010            $8,068,791

21  |  OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2003, the Fund's projected benefit obligations were increased by $4,939 and payments of $757 were made to retired trustees, resulting in an accumulated liability of $41,238 as of February 28, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended February 28, 2003 and the year ended August 31, 2002 was as follows:

                                     Six Months Ended        Year Ended
                                    February 28, 2003   August 31, 2002
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $6,021,157        $3,339,028
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                          -----------------------------
                 Total                     $6,021,157        $3,339,028
                                          =============================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

22  |  OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     Six Months Ended February 28, 2003                      Year Ended August 31, 2002
                                         Shares                  Amount                  Shares                  Amount
------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                 11,473,836           $ 144,906,014              24,549,643           $ 345,324,115
Dividends and/or
distributions reinvested                345,063               4,409,885                 196,759               2,577,550
Redeemed                             (9,484,230)           (118,577,779)            (12,543,703)           (174,812,112)
                                    ------------------------------------------------------------------------------------
Net increase                          2,334,669           $  30,738,120              12,202,699           $ 173,089,553
                                    ====================================================================================

------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                    963,127           $  11,985,895               2,392,548           $  33,442,516
Dividends and/or
distributions reinvested                 31,756                 404,890                  21,908                 286,340
Redeemed                               (997,594)            (12,438,217)             (1,224,073)            (16,513,949)
                                    ------------------------------------------------------------------------------------
Net increase (decrease)                  (2,711)          $     (47,432)              1,190,383           $  17,214,907
                                    ====================================================================================

------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                  1,237,363           $  15,370,654               2,631,550           $  36,946,809
Dividends and/or
distributions reinvested                 33,761                 427,423                  13,133                 170,863
Redeemed                               (739,888)             (9,169,980)               (752,220)            (10,134,489)
                                    ------------------------------------------------------------------------------------
Net increase                            531,236           $   6,628,097               1,892,463           $  26,983,183
                                    ====================================================================================

------------------------------------------------------------------------------------------------------------------------
Class N
Sold                                    223,995           $   2,727,708                 153,629           $   2,190,151
Dividends and/or
distributions reinvested                  4,454                  56,525                     101                   1,328
Redeemed                                (53,277)               (663,947)                (29,368)               (422,197)
                                    ------------------------------------------------------------------------------------
Net increase                            175,172           $   2,120,286                 124,362           $   1,769,282
                                    ====================================================================================

23  |  OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were $57,184,779 and $9,909,792, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million and 0.85% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate          Class A      Concessions       Concessions        Concessions       Concessions
                   Front-End        Front-End       on Class A        on Class B         on Class C        on Class N
               Sales Charges    Sales Charges           Shares            Shares             Shares            Shares
 Six Months       on Class A      Retained by      Advanced by       Advanced by        Advanced by       Advanced by
 Ended                Shares      Distributor    Distributor 1     Distributor 1      Distributor 1     Distributor 1
---------------------------------------------------------------------------------------------------------------------
 February 28, 2003  $322,342          $68,723          $76,177          $243,087           $105,104           $17,357

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                             Class A       Class B        Class C        Class N
                          Contingent    Contingent     Contingent     Contingent
                            Deferred      Deferred       Deferred       Deferred
                       Sales Charges Sales Charges  Sales Charges  Sales Charges
 Six Months              Retained by   Retained by    Retained by    Retained by
 Ended                   Distributor   Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
 February 28, 2003            $2,313      $117,962        $23,039         $7,919

24  |  OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $388,539, all of which were paid by the Distributor to recipients, and included $8,423 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan          $291,939         $238,090     $1,578,290           2.71%
 Class C Plan           233,476          130,915        882,139           1.78
 Class N Plan             7,345            6,534         49,333           1.31

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

25  |  OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts Continued
 As of February 28, 2003, the Fund had outstanding foreign currency contracts as follows:

                            Expiration        Contract     Valuation as of    Unrealized
 Contract Description             Date   Amount (000s)   February 28, 2003  Depreciation
------------------------------------------------------------------------------------------
 Contracts to Purchase
 Indian Rupee (INR)             3/4/03          104INR              $2,189            $2

--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of February 28, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2003 was $30,084,990, which represents 6.66% of the Fund's net assets.

--------------------------------------------------------------------------------
 7. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
    The Fund had no borrowings through November 12, 2002.

26  |  OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
 Trustees and Officers          Clayton K. Yeutter, Chairman and Trustee
                                Donald W. Spiro, Vice Chairman and Trustee
                                John V. Murphy, President and Trustee
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Joel W. Motley, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Rajeev Bhaman, Vice President
                                Robert G. Zack, Secretary
                                Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor             OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                    OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder       OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors           KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                  Mayer Brown Rowe & Maw

                                The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

27  |  OPPENHEIMER DEVELOPING MARKETS FUND

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28  |  OPPENHEIMER DEVELOPING MARKETS FUND

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--------------------------------------------------------------------------------
Ticker Symbols
Class A: ODMAX   Class B: ODVBX   Class C: ODVCX   Class N: ODVNX


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RS0785.001.0203  April 29, 2003